First Financial Holdings, Inc.

Charleston, South Carolina

A. Thomas Hood

President and CEO

R. Wayne Hall

EVP and CFO

February 2008

Forward-looking Statements

Certain matters in the presentation today constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, including operating efficiencies, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. Management's ability to predict results or the effect of future plans or strategies is inherently uncertain. The Company's actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, general economic conditions nationally and in the State of South Carolina, interest rates, the South Carolina real estate market, the demand for mortgage loans, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2007. Accordingly, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on these statements.

First Financial Holdings, Inc.

Charleston, South Carolina

First Federal

FIRST SOUTHEAST
Investor Services, Inc.

FIRST SOUTHEAST
Insurance Services, Inc.

The KIMBRELL
Company, Inc.

FIRST SOUTHEAST
Fiduciary & Trust Services, Inc.

KINGHORN
Insurance Services, Inc.

PREFERRED
Markets, Inc.

JOHNSON
Insurance Associates, Inc./
Benefit Administrators, Inc.

ATLANTIC
Acceptance Corp.

Outline

Corporate Profile

December 31, 2007

(amounts in thousands)

• Total Assets	$ 2,817,707
• Net Loans	$ 2,194,972
• Total Equity	$ 187,296
• Equity/Assets	6.65%
• Market capitalization	$ 319,635

South Carolina's Most Convenient Bank

- Seven Day a Week Banking
- Evening Banking Hours
- Free Checking
- Extensive Branch & ATM Network
- Free Online Banking & Bill Pay
- In-School Banking at 61 Schools
- Exceptional "You're First" Customer Service


Come in, we're
OPEN

Core Deposit Growth

(amounts in millions)



$1,200
$1,000
$800
$600
$400
$200
$0
$259
$279
$150
$139
$283
$243
$167
$156
$319
$255
$170
$201
$288
$374
$149
$187
$288
$381
$133
$168
$182
$474
$142
$182
$202
$459
$128
$163
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Dec-06
Dec-07
Commercial Demand Deposits
Regular Savings
Money Market
Retail Demand Deposits

Deposit Composition

(amounts in millions)



$340
Checking
24%
$664
CDs
46%
$305
Money
Market
21%
$133
Statement
Savings
9%
December 31, 2002
$459
Checking
25%
$855
CDs
48%
$365
Money
Market
20%
$128
Statement
Savings
7%
December 31, 2007

New Checking Accounts


+14%*
+50%**
30,000
25,000
20,000
15,000
10,000
5,000
0
2,959
12,960
5,453
13,981
8,238
12,987
11,579
12,803
14,268
12,866
+17%***
3,153
2,655
3,543
3,055
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Dec-06
Dec-07
Traditional Financial Centers
In-Store Financial Centers

*Average annual growth rate of all new checking accounts 2003 - 2007.

**Average annual growth rate of new in-store accounts 2003 - 2007.

***Represents growth Dec. 2007 period over Dec. 2006 period.

Deposit Account and Card Fees



(In thousands)
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$137.11
$164.15
$170.75
$183.17
$230.37
$208.53
$48.38
$53.41
$9,349
$13,154
$14,519
$16,614
$22,349
$23,407
$5,090
$6,077
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Dec-06
Dec-07
Service Charges & Card Fees
Fees per Account

Deposit Account and Card Fees

CAGR

1 Year	4.7%
3 Year	17.3%
5 Year	16.3%

Demand Deposit Accounts



Accounts
120,000
100,000
80,000
60,000
40,000
20,000
0
85,033
90,704
97,014
103,588
112,243
105,208
113,787
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Dec-06
Dec-07

Outlook - Deposits

- A new branch in the expanding medical community in downtown Charleston area opened February 4th.
- A new In-Store Branch in the Lowe's Food Store in Murrells Inlet is expected to open in late February.
- A relocation of an existing branch to a new Publix Shopping Center at the intersection of Highway 17 South and Main Road is forecasted to open July 15, 2008.
- A relocation of an existing branch to the new Centre Point Development in North Charleston is planned for late 2008.
- A new In-Store Branch in the new Wal-Mart Superstore in Florence is planned for late 2008.
- The consolidation of two branches in Florence into a new, more capable facility is planned for late 2008.

Customer Loyalty Index Benchmark

Criteria Question	Benchmark Score	First Federal Score*
On a scale of 1-10		
A. How likely are you to continue using First Federal for your future financial needs?	9.40	9.58
B. How likely are you to recommend First Federal to a friend or associate?	9.19	9.49
C. How would you rate your overall satisfaction with First Federal?	9.24	9.45

	Loyalty Index Score
First Federal's Loyalty Index*	85.61%
All CSP Clients	74.82%

*First Federal's Score as of December 31, 2007 as calculated by Customer Service Profiles (CSP)

Weighted Average Rate on Funding

(dollars in thousands)

	September 30 2007		December 31 2007	
	Balance	Weighted Average Rate	Balance	Weighted Average Rate
Checking accounts	$ 456,037	0.25 %	$ 459,456	0.36 %
Statement and other accounts	133,201	0.55	127,694	0.55
Money market accounts	381,040	3.98	364,640	3.73
Certificate accounts	883,773	4.78	854,795	4.69
Total deposits	$ 1,854,051	3.20 %	$ 1,806,585	3.10 %
FHLB				
Term	$ 554,000	5.07 %	$ 690,000	4.74 %
Overnight	-	-	18,000	4.40
	$ 554,000	5.07 %	$ 708,000	4.73 %

Insurance Sales and Service

Twelve Months ending December 31, 2007

- Total Insurance Revenues: $22.0 million
- 34% Prop. & Cas. Personal Lines/ 57% Prop. & Cas. Commercial Lines/9% Life & Health
- Prop./Cas. Premiums Written (in millions)
  - Personal $ 62.8
  - Commercial $ 105.8
  - Wholesale (953 active producing agencies) $ 36.5
- Major Companies represented: Allstate, Selective, Auto-Owners, Travelers, Hartford, Zurich, Cincinnati, Harleysville and Chubb
- Largest Independent Allstate Agency in the United States.
- Recognized by Bank Insurance and Securities Association as being ranked 7th in the Country based on the contribution of insurance subsidiary to Holding Company net income. (Nov. 2006)

Insurance Revenues

(amounts in thousands)



$25,000
$20,000
$15,000
$10,000
$5,000
$0
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
% of Total Revenues
11.5%
14.7%
15.9%
15.5%
16.0%
12.9%
12.4%
$13,720
$17,514
$20,012
$20,792
$22,046
$4,177
$4,287
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
3 mos Dec-06
3 mos Dec-07
Insurance Revenues
% of Total Revenues

Insurance Acquisitions

(amounts in millions)

Company	Date	Market	Premiums Written
Adams Insurance	1990	Personal lines	$ .8
Magrath Insurance	1992	Mixed lines	$ 3.9
Epps-McLendon	1995	Personal lines	$ 3.4
Associated Insurors	2000	Commercial lines	$ 11.5
Kinghorn Insurance	2001	Mixed lines, group health	$ 21.0
Johnson Insurance	2002	Commercial lines, Third Party Administrator	$ 18.0
Woodruff Agency (merged - Johnson Ins.)	2003	Commercial lines	$ 5.0
The Kimbrell Group	2004	MGA—Excess, Surplus and Standard Lines	$ 27.0
Employer Benefits Strategies, Inc. (merged - First Southeast Insurance)	2006	Employee Benefits Plans	N/A
Peoples Insurance Agency (merged -First Southeast Insurance)	2006	Personal lines	$ 3.5

<u>Other Insurance Operations</u>

First Southeast Reinsurance	Private mortgage reinsurance
Family Financial Holdings, Inc. (14.3% ownership)	Reinsures contractual liability policies written in conjunction with debt protection programs.

Insurance Revenues

(amounts in thousands)



$25,000
$20,000
$15,000
$10,000
$5,000
$0
$13,720
$3,076
$10,644
$17,514
$3,028
$14,486
$20,012
$948
$19,064
$20,792
$20,792
$22,046
$742
$21,304
$4,177
$71
$4,106
$4,287
$4,287
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
3 mos Dec-06
3 mos Dec-07
Existing Revenues
Acquired Revenues

Insurance, Brokerage and Trust Revenues

(amounts in thousands)



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
% of Total Revenue
13.7%
17.1%
18.6%
18.2%
18.6%
15.5%
14.9%
$16,350
$20,345
$23,368
$24,404
$25,679
$5,025
$5,187
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
3-mos Dec-06
3-mos Dec-07
Total Revenues
% of Total Revenue

Non-Interest Income

(dollars in thousands)



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
% of Total Revenue
34.2%
35.5%
39.2%
40.5%
39.9%
36.0%
39.3%
$40,866
$42,175
$49,245
$54,164
$55,036
$11,664
$13,640
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
3 Mos Dec-06
3 Mos Dec-07
Non-Interest Income
% of Total Revenue

Non-Interest Income

(amounts in thousands)

	3 mos Dec-07	3 mos Dec-06	% Change	Fiscal 2007	Fiscal 2006	% Change
Commissions on insurance	$ 4,287	$ 4,177	3 %	$ 22,046	$ 20,792	6 %
Service charges and fees on deposit accounts	6,077	5,090	19 %	21,566	20,266	6 %
Mortgage banking income	1,849	1,287	44 %	4,255	4,989	(15) %
Brokerage fees	680	607	12 %	2,551	2,777	(8) %
Trust revenues	220	241	(9) %	1,082	830	30 %
Credit card fee income	208	186	12 %	796	759	5 %
Real estate operations, net	(65)	(186)	65 %	(641)	(607)	6 %
Other	248	206	20 %	1,066	1,155	8 %
Non-interest income - Core*	13,504	11,608	16 %	52,721	50,961	3 %
Gains on disposition of assets	36	56	36 %	230	989	(77) %
Net gain on sale of investment	100	-	100 %	266	5	5,220 %
Total non-interest income	$ 13,640	$11,664		$ 53,217	$ 51,955	
Core non-interest income to total revenue	38.92%	35.86%		38.75%	38.70%	
Total non-interest income to total revenue	39.31%	36.04%		39.12%	39.46%	

*Excluding gains on disposition of assets, judgment settlement and gain (loss) on sale of investment and mortgage-backed securities.

Please Note: Certain prior period amounts have been reclassified to conform to current period presentation.

First Financial Holdings, Inc.

February 2008

Markets


Charlotte, NC
Rock Hill
Union
Laurens
Winnsboro
South
Carolina
Florence
Conway
Columbia
Lake City
Sunset Beach, NC
Myrtle Beach
Ridgeland
Charleston
Beaufort
Hilton Head Island
Retail Banking Offices (42)
In-Store Offices (13)
First Southeast Insurance Services (13)
Kimbrell Insurance Group (1)
First Southeast Investor Services (20)
First Southeast Fiduciary and Trust Services (3)

Highly Attractive Markets

- 5 out of 6 market positions in higher growth markets



2007-2012 Projected Household Growth Rate[1]
30%
25%
20%
15%
10%
5%
0%
11.4%
20.3%
4.7%
12.2%
18.8%
26.5%
14.6%[2]
8.5%
6.5%
Charleston MSA
Horry Cty
Florence Cty
Georgetown Cty
Beaufort Cty
Brunswick Cty
First Federal Markets
SC
US

Deposit Market[3]						
Share	13.1%	5.5%	8.0%	12.0%	3.4%	2.5%
Rank	3	11	4	4	12	8

[1]SNL Financial

[2]Weighted Average based on 2007 total households as provided by SNL Financial

[3]**FDIC**, June 2007

Human Capital

January 2008

Average Years with the Company



Years
20
16
12
8
4
0
19
10
11
7
7
9
6
Mgmt. Team
Sales Office Mgr
Mortgage Loan Originators
Financial Services Reps.
Investment Officers
Insurance Reps.
Tellers

Sound Asset Quality

Conservative Credit Culture

- Chief credit officer in place 20 years
- Centrally-managed credit analysis
- 81% of loan portfolio collateralized by real estate.

Consumer Home Equity Lending

(amounts in millions)



Average annual growth rate is 11% through Sept. 2007
$300
$250
$200
$150
$100
$50
$0
$157
$155
$189
$229
$252
$264
$271
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Dec-07

Consumer Home Equity Loans

at December 31, 2007

- 68% of balances are first liens or seconds to our own first liens.
- 99.55% are variable rate (prime based), 0.45% are fixed rate
- Average line amount of $70,873
- Average home value of $275,361
- Yield 7.62%
- 30-day or more delinquency rate – 1.40%
- Net charge-offs: 1Q 2008=0.00%, FY2007=0.04%, FY2006=0.01%, FY2005=0.03%

Mobile Home Lending

(amounts in millions)



Average annual growth rate is 12% through Sept. 2007
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
$112
$130
$144
$157
$174
$199
$206
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Dec-07

Real Estate Construction – Total

(amounts in millions)

	Dec-06	Mar-07	Jun-07	Sep-07	Dec-07
Commercial (including A&D)	$ 53	$ 49	$ 53	$ 49	$ 66
Residential	128	125	125	132	120
Total Construction	$ 181	$ 174	$ 178	$ 181	$ 186
Residential Construction					
A&D	$ 25	$ 23	$ 29	$ 40	$ 41
House Loans					
Speculative	69	65	65	64	55
Sold	10	11	9	8	5
Construction/Permanent	24	26	22	19	19
	103	102	96	91	79
Total Residential Construction	$ 128	$ 125	$ 125	$ 131	$ 120

Business Mix - Loans

(amounts in millions)

LOANS BY CATEGORY	Sep-03	Sep-04	Sep-05	Sep-06	Sep-07
Residential real estate	$ 1,105	$ 988	$ 929	$ 910	$ 904
Construction	36	74	84	102	83
Multifamily, commercial real estate	210	224	261	283	294
Commercial financial and agricultural	44	57	71	82	82
Land & lots	88	101	127	207	231
Consumer	376	436	499	560	617
Total Loans	$ 1,859	$ 1,880	$ 1,971	$ 2,144	$ 2,211

Mobile Home Loans

at December 31, 2007

- 100% are fixed rate
- Average loan balance – $37,519
- Average rate – 9.47%
- State of origin:
  - SC 75%
  - NC 12%
  - FL 8%
  - GA 5%
- 30-day or more delinquency rate – 2.25%
- Net charge-offs: 1Q 2008=0.70%, FY2007=0.98%, FY2006=1.27%, FY2005=1.77%

Asset Quality

(dollars in thousands)

	3 Months Ended 12/07	3 Months Ended 12/06	NCO's as a % by Portfolio Annualized YTD 12/07	YTD 12/06
Allowance at Beginning of Period	$ 15,428	$ 14,681		
Net Charge-Offs (Recoveries):				
Commercial	9	59	0.05%	0.30%
Real Estate - Commercial	452	-	0.31%	0.00%
Real Estate - Residential	75	6	0.03%	0.00%
Equity Access Lines (EALs)	-	-	0.00%	0.00%
Overdraft Protection	185	53	64.35%	27.92%
Credit Cards	142	68	3.64%	1.94%
Marine	309	137	1.51%	0.78%
Consumer - Other	456	120	3.07%	0.92%
NCO's, excluding Mobile Homes	1,628	443	0.11%	0.14%
Consumer - Mobile Homes	356	377	0.70%	0.86%
Total Net Charge-Offs	1,984	820	0.36%	0.16%
Provision for Loan Losses	3,248	853		
Allowance at End of Period	$ 16,692	$ 14,714		
Allowance as a Percentage of Loans	0.76%	0.70%		

Historical Perspective on Asset Quality


1.00
0.50
0.00
0.83
0.74
0.79
0.77
0.78
0.79
0.69
0.39
0.27
0.36
0.28
0.59
0.11
0.06
0.11
0.24
0.31
0.38
0.32
0.29
0.21
0.20
0.16
0.36
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Dec-06
Dec-07
Net Charge-Offs/Average Loans
Non Performing Assets/Loans

Problem Assets

December 31, 2007
(amounts in thousands)

Non-accrual Loans	$ 10,133
Loans 90 Days or More Past Due/Still Occurring	68
Renegotiated Loans	0
REO through Foreclosure	2,748
TOTAL	$ 12,949
NPA/Total Assets	.46%
Annualized Charge-offs/Average Loans	.36%
Allowance/Non-Performing Loans	164%

Financial Performance

Assets

(amounts in billions)



$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.32
$2.44
$2.52
$2.66
$2.71
$2.82
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
Dec-07

Loan Portfolio Gross

(amounts in millions)



$76
Construction
4%
$375
Consumer
19%
$1,120
Residential Real
Estate
58%
$302
Multifamily,
Commercial
Real Estate &
Business
16%
$59
Land & Lots
3%

December 31, 2002

Home equity	$158
Mobile home	117
Other	100

Commercial RE	$118
Business	184



$122
Construction
5%
$631
Consumer
28%
$912
Residential Real
Estate
40%
$246
Land & Lots
11%
$362
Multifamily,
Commercial
Real estate &
Business
16%

December 31, 2007

Fixed	43%
Variable	57%

Commercial RE	$279
Business	83

Home equity	$271
Mobile home	206
Marine	81
Credit Card	16
Other	57

Investment Portfolio Mix

December 31, 2007


Fixed
20%
Variable
80%


Other
7%
CMOs
33%
MBSs
60%

<u>Investment Portfolio</u> (AFS & HTM)	<u>As of 12/31/07</u>
Tax Equivalent Yield	4.30%
Weighted Average Life	2.57 years
Modified Duration	1.41 years
Total Amount does not include FHLB Stock	$372 Million

Credit Ratings: MBSs-AAA; MOs-AAA; Other-A/BBB

Net Interest Income

(amounts in thousands)



$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$78,460
$76,602
$76,458
$79,725
$82,830
$20,702
$21,060
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
3 mos. Dec-06
3 mos. Dec-07

Net Interest Spread


6.02% 6.29% 6.44% 6.63% 6.75% 6.84% 6.88% 6.89% 6.81%
3.28% 3.30% 3.34% 3.31% 3.41% 3.33% 3.34% 3.24% 3.14%
2.74% 2.99% 3.10% 3.32% 3.34% 3.51% 3.54% 3.65% 3.67%
Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07
Yield on Earning Assets
Rate on Interest Bearing Liabilities
Net Interest Spread

Well-Managed Interest Rate Risk

December 31, 2007

Net Interest Income Stability


2%
1%
0%
-1%
-2%
-3%
-4%
-5%
1.5%
0.9%
-2.0%
-4.1%
Down 200
Down 100
Up 100
Up 200

Net Income

(amounts in thousands)


$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
$27,211
$24,554
$26,225
$27,629
$25,072
$5,843
$2,897
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
3 mo. Dec-06
3 mo. Dec-07

Diluted Earnings Per Share



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.04
$2.07
$1.92
$2.09
$2.27
$2.07
$0.48
$0.25
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
3 mo. Dec-06
3 mo. Dec-07

Core Return on Average Equity



20%
15%
10%
5%
0%
17.3%
16.7%
14.9%
15.5%
15.8%
13.4%
12.6%
6.2%
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
3 mo. Dec-06
3 mo. Dec-07

Efficiency Ratio



75%
70%
65%
60%
55%
50%
55.0%
59.8%
57.9%
63.3%
57.9%
63.8%
58.5%
64.7%
61.2%
67.2%
61.7%
69.3%
67.7%
71.1%
Sep-03
Sep-04
Sep-05
Sep-06
Sep-07
3 mo. Dec-06
3 mo. Dec-07
Bank Only
Consolidated

Cost Savings Initiatives

- Staff - 26 employees took advantage of the early retirement program. This allowed us to realign nine markets into seven eliminating two City Executive positions. ($1.01 million)
- Branch Network- We are currently evaluating the relocation of under-performing branches to higher growth markets. Effective June 2008, we are consolidating two branches in our Florence market. Additionally, consideration is being given to the sale of one out-of-market location.
- Real Estate- Renovation of office space is expected to be completed in April thus generating additional rental income. We currently have four active prospects, one of which is a large company.

Share Repurchase Plans

(in thousands)


Cumulative Share Repurchases in Thousands
3,000
2,500
2,000
1,500
1,000
500
0
8%
7%
6%
5%
4%
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Cumulative Shares Repurchased
Capital Ratio

Stock Performance



1,400
1,200
1,000
800
600
400
200
0
Monthly Share Volume (in thousands)
$45
$40
$35
$30
$25
$20
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Closing Price at Month End
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Volume
Closing Price at Month End

Consistent Dividend Growth


$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.48
$0.56
$0.62
$0.68
$0.76
$0.88
$0.92
$0.96
$1.00
$1.02*
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

*Quarterly dividend annualized

Investment Highlights

- Proven management team
- Diversified balance sheet
- Significant growth in Non-Interest Income
- Long history of strong asset quality management
- Bottom line focused management with significant management ownership
- Strong high growth markets
- Exceptional customer service and convenience
- Core demand deposit growth
- Effective management of interest-rate risk

Analyst Mean Operating EPS Estimates

Quarter/ Fiscal Year	Mean EPS Estimates	High	Low	Analysts
Q2-08	$.56	$.63	$.49	3
Q3-08	.50	.54	.43	3
2008	1.80	1.99	1.60	3

Analyst Coverage

- Sandler O'Neill & Partners, LP
  - (Hold, 1/18/08)
- Scott & Stringfellow, Inc.
  - (Neutral, 1/17/08)
- SunTrust Robinson Humphrey
  - (Hold, 1/18/08)

Market Overview – Charleston MSA

Total deposits in market: $8.8 billion

First Federal market share/rank: 13.1 % / #3

Population: 628,187[1] Median Family Income: $49,793[1] Unemployment: 5.0%[2]

Largest Employers: Charleston County School District, Medical University of SC Hospital Authority, Medical University of SC, Berkeley County Schools, CareAlliance Health Services

Economic overview:

- The Charleston-North Charleston metropolitan area ranked 12th in terms of economic performance among the nation's 200 Best-Performing Cities Index compiled by the Milken Institute.
- International trade through the SPA's facilities provides 281,660 jobs paying $9.4 billion in wages to South Carolinians.
- AirTran Airways began service to Charleston in late May 2007.
- *Bizjournals* ranked the Charleston region fifth in the nation for percentage growth of private-sector jobs for 2006-2007 (3.6% growth).
- *Expansion Management* magazine listed the Charleston-North Charleston metro #6 amount mid-size markets "Economic Development Hot Spots". This Listing reflects our region's position among communities with a high percentage of healthy, growing business establishments.
- *Expansion Management* magazine also listed the Charleston-North Charleston metro area #13 of "Top Real Estate Markets for Expanding Companies" among all U.S. markets.
- *Bizjournals* analyzed 25 years of federal income data for the nation's 110 major metro areas. Included in the top five are three markets that elevated their income levels during the past quarter-century without much national fanfare: San Diego, Baltimore and Charleston, SC.
- Charleston region has been named the "Best Big City" on the East Coast in the August 2006 issue of *Outside* magazine.
- DuPont announced plans in December 2007 to build a new $500 million facility in Berkeley County where it will produce Kevlar, a durable fiber used in airplane parts, gloves and military and police protection vests.
- The forecast for 2007 and 2008 is for 7% growth each year in gross retail sales.
- *Travel & Leisure*'s magazine's "World's Best Awards 2007" list of the top 10 Cities ranks Charleston at #6.
- Editors of travel Web site Travelocity ranked international cities as top "foodie" destinations and Charleston made the 10-city list.
- *Travel & Leisure*'s magazine's list of the top 100 hotels in the U.S. and Canada in their "World's Best Awards 2007" included 5 properties in our markets.
- Thanks largely to golf and a thriving tourism industry, the Carolinas and other Southern states emerged as top migration destinations in 2007, according to an annual study conducted by United Van Lines, the nation's largest mover of household goods. South Carolina continued a 14-year tradition of high numbers of inbound residents.

[1]SNL Financial

[2]SC Employment Security Commission, December 2007

Market Overview – Horry County

Total deposits in market: $5.5 billion

First Federal market share/rank: 5.5% / #11 *(OPPORTUNITY)*

Population: 243,477[1] Median Family Income: $45,374[1] Unemployment: 5.4%[2]

Largest Employers: Horry County Department of Education, Wal-Mart Associates Inc., Horry County Council, Myrtle Beach Farms, AVX Corporation

Economic overview:

- Myrtle Beach was the 13th fastest growing MSA in the nation according to U.S. Census Bureau statistics.
- **Horry County and the City of Myrtle Beach have agreed to build a 14-gate terminal west of the existing Myrtle Beach International Airport runway.**
- *Forbes Magazine* listed Myrtle Beach the 29th best place for business and careers out of 200 metro areas.
- Myrtle Beach – Top workforce training programs in the U.S. as ranked by *Expansion Management.*
- A $14.5 million, 144,000 square foot technical center is going to be built on the outskirts of the Myrtle Beach community to elevate vocational and technical education to new heights wile providing an upgrade to current facilities.
- Work started this summer on developing a new route for the proposed Interstate 73 to run from Myrtle Beach, S.C. to Michigan. The interstate will provide a significant economic impact to the rapidly growing Myrtle Beach Metropolitan Area by opening up the existing transportation infrastructure.

[1]SNL Financial

[2]SC Employment Security Commission, November 2007

Market Overview – Florence County

Total deposits in market: $2.1 billion

First Federal market share/rank: 8.0% / #4

Population: 132,047[1] Median Family Income: $42,886[1] Unemployment: 6.2%[2]

Largest Employers: McLeod Regional Medical Center, Florence Public School District #1, Quorum Health Group, Inc./Triad Hospitals, Honda of South Carolina Mfg., Inc., Wal-Mart Associates, Inc.

Economic overview:

- In July 2007, QVC, Inc., one of the largest multimedia retailers in the world, opened its 1.4 million square-foot distribution center with a ribbon-cutting ceremony and celebration in Florence, SC. The facility estimates it will ship 1.8 million packages this year, which equates to more than 10,000 per day and more than 1,000 per hour.
- McLeod Regional Medical Center is building an $80 million expansion. The project will include enlarging the five-story Pavilion Tower up to 12 floors housing 140 general acute care beds and 16 operating suites.
- Johnson Controls has chosen Florence for its new $35 million automotive battery assembly and distribution center. It opened in Spring 2007 and will eventually employ 200 people.
- Automatic Data Processing, Inc., a leading provider of business outsourcing solutions, announced the expansion of its Florence, S.C. facility. ADP plans to add up to 100 new jobs at the Florence facility in addition to the 450 existing associates (employees) working for the company in S.C. The new positions will serve in client services, processing, and management jobs.
- The Drs. Bruce & Lee Foundation donated $20 million for a new cultural arts center and to fund a new home for the Florence Little Theatre, folling a $10.6 million gift five years ago to construct a $17 million library.
- Roche Carolina Inc. announced an expansion of its Florence pharmaceutical manufacturing facility. The $60 million investment will involve the construction of a new multi-purpose production unit in an existing manufacturing building. The expansion will help enable Roche to meet production needs for current and future life-saving medications. As a result of this investment, 25 to 30 new positions are expected to be created at the facility.
- New Millennium Building Systems, one of the nation's leading suppliers of joists and girders, has finalized plans to expand in Florence County. The $15 million expansion project will include acquisition of additional property, forty new employees, construction of new buildings and the purchase of new equipment.
- Pollina Corporate Real estate released it's "Pollina Corporate Top 10 Pro-Business States" study which examines 29 factors relative to states' efforts to be pro-business. South Carolina was ranked number one in 2006 and 2005. The annual study reflects state leadership that truly understands the importance of producing the best job opportunities available for their residents.

[1]SNL Financial

[2]SC Employment Security Commission, November 2007

Market Overview – Georgetown County

Total deposits in market: $1.2 billion

First Federal market share/rank: 12.0% / #4

Population: 64,246[1] Median Family Income: $44,209[1] Unemployment: 8%[2]

Largest Employers: Georgetown County Department of Education, Georgetown Hospital System, B E & K Construction Company, International Paper, County of Georgetown

Economic overview:

- Shutter Shop Manufacturing will expand its manufacturing operation by relocating from its facility located on US Highway 17 in Georgetown and build a much larger facility in the Georgetown County Airport Industrial Park. The $2.5 million announced capital investment in new building and equipment is expected to result in 20 new jobs being created over the next five years. Shutter Shop Manufacturing is headquartered in Georgetown, SC. They are a leading manufacturer of plantation shutters, and traditional shutters for home interiors and exteriors.
- Maurice Franklin Louver Company, based in Lincoln, Rhode Island, plans to build a 20,000 sq. ft. plant on a 6-acre site in the Georgetown Airport Industrial Park. The new operation will produce round aluminum and plastic louvers used to ventilate and reduce moisture in residential, commercial, industrial and marine environments.
- 3-V, Inc., a specialties chemical manufacturer, announced plans to invest an additional $15 million in its manufacturing operation.
- International Paper could invest as much as $200 million over the next five years in its manufacturing operation as part of its global pan to focus on uncoated paper and packaging products.
- Sid Harvey Industries, a manufacturer and remanufacturer of heating, ventilation, air-conditioning and refrigeration parts and equipment, has announced that they will be relocating their manufacturing and remanufacturing facility to Georgetown County. This move will create approximately 100 new jobs in Georgetown County.
- Texas-based American Gypsum Co. is to build a new $125 million gypsum wallboard plant in Georgetown County. A subsidiary of Eagle Materials Inc., the facility will create approximately 100 direct jobs and up to 200 indirect jobs.
- In January 2008, the South Carolina Department of Commerce and Georgetown County today announced that Lowcountry Paver, LLC will expand its manufacturing presence South Carolina and open a facility in Georgetown. The company will invest more than $5 million to expand into Georgetown and create 20 new jobs initially with plans to add 20 jobs at a later date.

[1]SNL Financial

[2]SC Employment Security Commission, November 2007

Market Overview – Beaufort County

Total deposits in market: $3.4 billion

First Federal market share/rank: 3.4% / #12 ***(OPPORTUNITY)***

Population: 154,876[1] Median Family Income: $60,417[1] Unemployment: 4.9%[2]

Largest Employers: Beaufort County School District, Wal-Mart Associates, Inc., County of Beaufort, Department of Defense, Beaufort Memorial Hospital

Economic overview:

- The state ports authorities of South Carolina and Georgia will jointly own 1,500 acre site in Jasper County which has been identified by both states as a prime location for a new seaport.
- Beaufort County posted $899 million in domestic expenditures to rank third in the state with 2.5 million visitors annually. These expenditures generated nearly $189 million in payroll as well as almost 13 thousand jobs within the county.
- *Conde Nast Traveler* magazine ranked Hilton Head eighth in the Top 10 North American Islands.

[1]SNL Financial

[2]SC Employment Security Commission, November 2007

Market Share Data[1]
Charleston MSA[2]

Rank	Institution Name	Offices	Deposits	Market %
1	WACHOVIA BK NA	25	$2,296,831	26.1
2	BANK OF AMERICA NA	20	1,289,277	14.7
3	**FIRST FS&LA OF CHARLESTON**	**26**	**1,151,812**	**13.1**
4	NATIONAL BK OF SC	9	644,185	7.3
5	FIRST CITIZENS B&TC	20	495,776	5.6
6	BRANCH BKG&TC SC	11	464,443	5.3
7	COMMUNITY FIRSTBANK	6	340,654	3.9
8	TIDELANDS BK	3	337,704	3.8
9	SOUTHCOAST COMMUNITY BK	11	320,766	3.7
10	CAROLINA FIRST BK	6	295,157	3.4
11	BANK OF SOUTH CAROLINA	4	210,658	2.4
12	SOUTH CAROLINA B&T NA	6	158,083	1.8
13	SUNTRUST BANK	10	137,135	1.6
14	FARMERS & MERCHANTS BANK	3	84,984	1.0
15	FIRST NB OF SOUTH CAROLINA	6	84,961	1.2
	All Others	27	486,454	5.1
Totals:		193	$8,798,880	100.0

[1]Market share data from **FDIC**, June 2007.
[2]Berkeley, Charleston and Dorchester Counties.

Market Share Data[1]
Horry County

Rank	Institution Name	Offices	Deposits	Market %
1	COASTAL FEDERAL BANK[2]	16	$ 745,085	13.5
2	CONWAY NB	13	646,360	11.7
3	CAROLINA FIRST BK	10	629,052	11.4
4	WACHOVIA BK NA	8	535,492	9.7
5	NATIONAL BK OF SC	4	417,375	7.6
6	BRANCH BKG&TC SC[2]	7	384,856	7.0
7	BEACH FIRST NB	3	381,073	6.9
8	BANK OF AMERICA NA	7	341,792	6.2
9	CRESCENT BK	4	335,102	6.1
10	HORRY CTY ST BK	13	316,461	5.7
11	**FIRST FS&LA OF CHARLESTON**	**13**	**301,045**	**5.5**
12	FIRST CITIZENS B&TC	5	128,241	2.3
13	FIRST PALMETTO SVGS BK	4	102,940	1.9
14	ANDERSON BROTHERS BK	6	97,651	1.8
15	PLANTATION FEDERAL BK	2	45,225	0.8
	All Others	8	110,410	1.9
Totals:		123	$5,518,160	100.0

[1]Market share data from **FDIC**, June 2007.

[2]Merger effective 5/1/07 (will close 10 offices)

Market Share Data[1]
Florence County

Rank	Institution Name	Offices	Deposits	Market %
1	WACHOVIA BK NA	6	$ 432,197	20.6
2	BRANCH BKG&TC SC	3	416,520	19.9
3	FIRST RELIANCE BK	2	273,376	13.0
4	**FIRST FS&LA OF CHARLESTON**	**5**	**168,154**	**8.0**
5	CITIZENS BK	7	152,296	7.3
6	FIRST CITIZENS B&TC	6	115,456	5.5
7	BANK OF AMERICA NA	2	102,485	4.9
8	SOUTH CAROLINA B&T NA	2	77,643	3.7
9	CAROLINA FIRST BK	3	69,892	3.3
10	COMMUNITY RESOURCE BK	2	62,195	3.0
11	NATIONAL BK OF SC	2	62,071	3.0
12	SENTRY BANK & TRUST	1	58,339	2.8
13	ANDERSON BROTHERS BK	2	46,323	2.1
14	CAROLINA B&TC	2	31,162	1.5
15	RBC CENTURA BK	1	25,696	1.2
16	WILLIAMSBURG FIRST NB	1	3,155	0.2
Totals:		47	$2,096,960	100.0

[1]Market share data from **FDIC**, June 2007.

Market Share Data[1]
Georgetown County

Rank	Institution Name	Offices	Deposits	Market %
1	PLANTATION FEDERAL BANK	2	$ 195,031	16.8
2	WACHOVIA BK NA	2	151,644	13.0
3	CAROLINA FIRST BK	4	146,326	12.6
4	**FIRST FS&LA OF CHARLESTON**	**4**	**140,230**	**12.0**
5	SOUTH CAROLINA B&T NA	2	96,477	8.3
6	FIRST CITIZENS B&TC	2	78,862	6.8
7	BANK OF AMERICA NA	3	62,633	5.4
8	BRANCH BKG&TC SC	2	54,312	4.7
9	PALMETTO HERITAGE B&T	1	48,145	4.1
10	CONWAY NB	2	39,825	3.4
11	EXCHANGE BK OF SC	1	37,197	3.2
12	NATIONAL BK OF SC	1	31,590	2.7
13	CITIZENS BK	1	25,750	2.2
14	BEACH FIRST NATIONAL BK	1	24,470	2.1
15	COASTAL FEDERAL BANK	1	20,216	1.7
	All Others	2	11,866	1.0
Totals:		31	$1,164,574	100.0

[1]Market share data from **FDIC**, June 2007.

Market Share Data[1]
Beaufort County

Rank	Institution Name	Offices	Deposits	Market %
1	WACHOVIA BK NA	7	$ 582,059	17.3
2	BANK OF AMERICA NA	6	379,007	11.2
3	BRANCH BKG&TC SC	5	292,460	8.7
4	COASTALSTATES BK	4	275,816	8.2
5	SOUTH CAROLINA B&T NA	5	232,529	6.9
6	SUNTRUST BK	4	215,623	6.4
7	LOWCOUNTRY NB	3	164,501	4.9
8	LIBERTY SVGS BK FSB	5	148,600	4.4
9	PALMETTO ST BK	3	137,008	4.0
10	REGIONS BANK	6	122,195	3.6
11	CAROLINA FIRST BK	2	121,620	3.6
12	**FIRST FS&LA OF CHARLESTON**	**3**	**113,538**	**3.4**
13	NATIONAL BK OF SC	2	108,036	3.2
14	FIRST CITIZENS B&T CO INC	4	70,608	2.1
15	AMERIS BANK	1	66,148	2.0
	All Others	9	343,448	10.1
Totals:		69	$3,373,196	100.0

[1]Market share data from **FDIC**, June 2007.

Market Share Data[1]
Brunswick County, NC

Rank	Institution Name	Offices	Deposits	Market %
1	BRANCH BANKING&TRUST CO [2]	10	$ 745,115	46.4
2	SECURITY SAVINGS BANK SSB	8	224,880	14.0
3	COASTAL FEDERAL BANK [2]	6	168,245	10.5
4	WACCAMAW BANK	5	116,689	7.3
5	FIRST-CITIZENS BANK&TRUST CO	4	104,496	6.5
6	BANK OF AMERICA NA	3	89,268	5.6
7	RBC CENTURA BANK	3	47,416	3.0
8	**FIRST FS&LA OF CHARLESTON**	**1**	**40,822**	**2.5**
9	COOP BANK	2	31,254	1.9
10	FIRST BANK	3	18,446	1.2
11	CAPE FEAR BANK	1	15,986	1.0
12	EAST CAROLINA BANK	1	1,181	0.1
13	WOODFOREST NATIONAL BANK	2	351	0.0
Totals:		49	$1,604,149	100.0

[1]Data from FDIC Summary of Deposits, June, 2006
[2]Merger effective 5/1/07 (will close 10 offices)